UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dollar Tree, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! DOLLAR TREE, INC. 500 VOLVO PKWY CHESAPEAKE, VIRGINIA 23320 DOLLAR TREE, INC. 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET You invested in DOLLAR TREE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2023. Virtually at: www.virtualshareholdermeeting.com/DLTR2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote prior to the meeting, visit www.ProxyVote.com Control # V14256-P91626 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually during the Meeting* June 13, 2023 9:00 a.m. Eastern Time

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V14257-P91626 NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1. Election of Directors Nominees: 1b. Cheryl W. Grisé 1c. Daniel J. Heinrich 1a. Richard W. Dreiling 1d. Paul C. Hilal 1e. Edward J. Kelly, III 1f. Mary A. Laschinger 1g. Jeffrey G. Naylor 1h. Winnie Y. Park 1i. Bertram L. Scott 1j. Stephanie P. Stahl 2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. 3. Advisory vote on the frequency of future advisory votes on executive compensation. For For For For For For For For For For For For 4. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2023. 5. Shareholder proposal regarding a report on economic and social risks of company compensation and workforce practices and any impact on diversified shareholders. Against 1 Year